UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Strategic Partners Mutual Funds, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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STRATEGIC PARTNERS MUTUAL FUNDS, INC.

STRATEGIC PARTNERS EQUITY INCOME FUND

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW!

September 8, 2006

Dear Shareholder:

I am inviting you to vote on several proposals relating to the management and operation of your Fund. A shareholder meeting of Strategic Partners Equity Income Fund is scheduled for October 30, 2006. This package contains information about the proposals and includes materials you will need to vote.

The Board of Directors of Strategic Partners Mutual Funds, Inc. has reviewed the proposals and has recommended that the proposals be presented to you for consideration. Although the Directors have determined that the proposals are in your best interest, the final decision is yours. The accompanying proxy statement includes a detailed description of each proposal. If a Proposal is not approved by shareholders, the Board of Directors may consider other alternatives.

Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls. Please read the enclosed materials carefully and cast your vote.

To vote, you may use any of the following methods:

•  By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope. Votes must be received by 11:59 p.m. Eastern Time on the day prior to the meeting to be counted.

•  By Internet. Have your proxy card available. Go to the web site www.proxyvote.com. Enter your 12-digit control number from your proxy card. Follow the simple instructions found on the web site. Votes must be entered prior to 11:59 p.m. Eastern Time on the day prior to the meeting to be counted.

•  By Telephone. If your Fund shares are held in your own name, call 1-800-690-6903 toll-free. If your Fund shares are held on your behalf in a brokerage account, call 1-800-454-8683 toll-free. Enter your 12-digit control number from your proxy card. Follow the simple instructions. Votes must be entered by 11:59 p.m. Eastern Time on the day prior to the meeting to be counted.

If you have any questions before you vote, please call MIS, an ADP Company, at 888-684-2435 toll-free. They will be happy to help you understand the proposals and assist you in voting. Thank you for your participation.

  Judy A. Rice
  President

STRATEGIC PARTNERS MUTUAL FUNDS, INC.

STRATEGIC PARTNERS EQUITY INCOME FUND

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON
October 30, 2006

To our shareholders:

A special meeting (the Meeting) of the shareholders of Strategic Partners Equity Income Fund (Equity Income Fund) will be held at the offices of Prudential Investments LLC (PI), 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey on October 30, 2006 at 10:00 a.m. Eastern Time. The purpose of the Meeting is to consider and act upon the following proposals:

1)  To approve a new subadvisory agreement between PI and Jennison Associates LLC (Jennison).

2)  To approve an amendment to the Management Agreement between PI and American Skandia Investment Services, Inc. (ASISI) and Strategic Partners Mutual Funds, Inc.

You are entitled to vote at the Meeting, and at any adjournments thereof, if you owned shares of the Fund at the close of business on September 1, 2006. If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the Meeting, please complete, date, sign and return each enclosed proxy card in the enclosed postage-paid envelope or vote by Internet or telephone.

  By order of the Board,

  Deborah A. Docs
  Secretary

Dated: September 8, 2006

Proxy cards are enclosed along with the Proxy Statement. Please vote your shares today by signing and returning the enclosed proxy card in the postage-paid envelope provided. You can also vote your shares via the Internet or by telephone using the 12-digit "CONTROL" number that appears on the enclosed proxy card and following the simple instructions. The Board recommends that you vote "FOR" each of the proposals.

STRATEGIC PARTNERS MUTUAL FUNDS, INC.
STRATEGIC PARTNERS EQUITY INCOME FUND

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

PROXY STATEMENT
Special Meeting of Shareholders
To Be Held on October 30, 2006

This proxy statement is being furnished to holders of shares of Strategic Partners Equity Income Fund (Equity Income Fund) in connection with the solicitation by the Board of Directors (the Board) of Strategic Partners Mutual Funds, Inc. of proxies to be used at a special joint meeting of shareholders (the Meeting) to be held at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102 on October 30, 2006, at 10:00 a.m. Eastern Time, or any adjournment or adjournments thereof. This proxy statement is being first mailed to shareholders on or about September 8, 2006.

Fund Background and Management

Strategic Partners Mutual Funds, Inc. is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). Strategic Partners Mutual Funds, Inc. is organized as a Maryland corporation. Equity Income Fund is a series of Strategic Partners Mutual Funds, Inc.

Prudential Investments LLC (PI) and American Skandia Investment Services, Inc. (ASISI), each located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serve as Equity Income Fund's co-investment managers under a management agreement (the Management Agreement) with Strategic Partners Mutual Funds, Inc. Investment advisory services are currently provided to the Equity Income Fund by PI and ASISI through the subadvisors set out in the following table:

Subadvisor	Address
AllianceBernstein, L.P.	1345 Avenue of the Americas, New York, New York 10105
T. Rowe Price Associates, Inc.	100 East Pratt Street, Baltimore, Maryland 21202

American Skandia Marketing, Inc. (ASM), located at One Corporate Drive, Shelton, Connecticut 06484, and Prudential Investment Management Services LLC (collectively, PIMS or the Distributor), located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serve as the distributors of Equity Income Fund's shares. The Fund's transfer agent is Prudential Mutual Fund Services LLC (PMFS), 100 Mulberry Street, Newark, New Jersey 07102. As of June 30, 2006, PI and ASISI served as the manager or co-manager to open-end investment companies and as manager or administrator to closed-end investment companies with aggregate assets of approximately $97.5 billion.

Reasons for the Meeting

The Meeting was approved by the Board following a presentation by PI at a special Board meeting held in July 2006. At the Board meeting, the Board considered an overall presentation by PI with respect to the future of the Strategic Partners fund family, which includes Equity Income Fund. The Board considered PI's conclusion that due to changes in the marketplace and competitive landscape, the Strategic Partners fund family was not viable, and PI's recommendation to terminate the Strategic Partners fund family by reorganizing many of the funds in the fund family into other funds in the JennisonDryden fund family (each of which is advised by proprietary subadvisors), and by incorporating most of the remaining funds into the JennisonDryden fund family by appointing subadvisors affiliated with PI. With respect to the Funds, the Board considered PI's conclusion that integration of Equity Income Fund into the JennisonDryden fund family by appointing affiliated subdavisors was appropriate, in light of their performance history, the absence of similar funds in the JennisonDryden fund family, and the availability of Jennison Associates LLC as an affiliated subadvisor with expertise and experience in managing funds with similar strategies.

At the conclusion of the Board meeting, the Board approved the submission of several shareholder proposals relating to the future management and operation of Equity Income Fund. Each proposal is briefly outlined below:

•  Shareholders will be asked to approve a new subadvisory agreement between PI and Jennison Associates LLC (Jennison)(Proposal No. 1). If shareholders approve this Proposal, PI intends to terminate the the existing subadvisory agreements with the Fund's current subadvisors and enter into a new subadvisory agreement whereby Jennison will become the Fund's new subadvisor.

•  Shareholders will also be asked to approve an amendment to the Management Agreement between PI and ASISI and Strategic Partners Mutual Funds, Inc (Proposal No. 2). If shareholders approve this Proposal, the Management Agreement will be amended to eliminate ASISI as a co-investment manager.

This Proxy Statement gives you the information about each of the Proposals that you should know before voting on each Proposal. You should retain it for your reference.

VOTING INFORMATION

The presence, in person or by proxy, of the holders of a majority of the shares of Equity Income Fund outstanding and entitled to vote will constitute a quorum for the transaction of business at the Meeting of the Fund.

If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR a Proposal in favor of the adjournment and will vote those proxies required to be voted AGAINST the Proposal against the adjournment.

If a proxy that is properly executed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), the shares represented thereby will be considered present for purposes of determining the existence of a quorum for the transaction of business, but, because each Proposal requires approval by a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended) of the Fund, abstentions and broker non-votes will have the effect of a vote against a Proposal. Abstentions and broker non-votes will not be considered for purposes of approving an adjournment of the Meeting.

In the event that sufficient votes to obtain a quorum have not been obtained by the Fund, the Fund may request that one or more brokers submit a specific number of broker non-votes in order to obtain a quorum. The Fund would only take such actions if it believed that such actions would result in a quorum and the Fund had already received or expected to receive sufficient shareholder votes to approve the proposals at the Meeting. Therefore, shareholders who are against one or more of the proposals should vote AGAINST those proposals.

The individuals named as proxies on the enclosed proxy cards will vote in accordance with your directions as indicated thereon if your card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If your card is properly executed and you give no voting instructions, your shares will be voted FOR the Proposals described in this proxy statement and referenced on the proxy card. You may revoke any proxy card by giving another proxy or by letter revoking the initial proxy. To be effective your revocation must be received by the Fund prior to the Meeting and must indicate your name and account number. In addition, if you attend the Meetings in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

The close of business on September 1, 2006 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meetings. Information as to the number of outstanding shares of Equity Income Fund as of the record date is set forth below:

Class A:

Class B:

Class C:

Class L:

Class M:

Class X:

The Proposals do not require separate voting by class. Each share of each class is entitled to one vote. To the knowledge of management, the executive officers and members of the Board of Directors of Strategic Partners Mutual Funds, Inc., as a group, owned less than 1% of the outstanding shares of the Fund as of September 1, 2006. A listing of persons who owned beneficially 5% or more of the shares of each Fund as of September 1, 2006 is contained in Exhibit A.

Copies of the most recent annual and semi-annual reports for Strategic Partners Mutual Funds, Inc., including financial statements, have previously been delivered to shareholders. Shareholders of Equity Income Fund may obtain without charge additional copies of the annual and semi-annual reports of Strategic Partners Mutual Funds, Inc. by writing to their Fund at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102, or by calling 1-800-225-1852 (toll free).

Each full share of the Fund outstanding is entitled to one vote, and each fractional share of the Fund outstanding is entitled to a proportionate share of one vote, with respect to each matter to be voted upon by the shareholders of the Fund. Information about the vote necessary with respect to each Proposal is discussed below in connection with the Proposal.

The solicitation is made primarily by the mailing of the Notice, this Proxy Statement and the accompanying proxy on or about September 8, 2006. Supplemental solicitations may be made by mail, telephone, facsimile, electronic means or by personal interviews by representatives of each Fund. Representatives of [ ], a proxy solicitation firm retained by Strategic Partners Mutual Funds, Inc., may contact shareholders.

Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareholder. We have been advised that Internet voting procedures that have been made available to you are consistent with the requirements of law.

PROPOSAL NO. 1

TO APPROVE A NEW SUBADVISORY AGREEMENT BETWEEN PI AND
JENNISON ASSOCIATES LLC

The Board of Directors of Strategic Partners Mutual Funds, Inc., including the Independent Directors, has approved, and recommends that shareholders of Equity Income Fund approve, the adoption of a subadvisory agreement between Prudential Investments LLC (PI) and Jennison Associates LLC (Jennison) under which Jennison would serve as subadvisor to Equity Income Fund. The proposed subadvisory contract with Jennison in substantially final form is attached as Exhibit B. If the new subadvisory agreement with Jennison is approved by shareholders, PI and American Skandia Investment Services, Inc. (ASISI) intend to terminate the existing subadvisory agreements with Equity Income Fund's current subadvisors. The fees and expenses incurred by Equity Income Fund will not change as a result of this Proposal.

Current Subadvisors

Equity Income Fund is currently subadvised by AllianceBernstein, L.P. (AllianceBernstein) and T. Rowe Price Associates, Inc. (T. Rowe Price) pursuant to subadvisory agreements between PI and ASISI and each of AllianceBernstein and T. Rowe Price. Pursuant to the existing subadvisory agreements, AllianceBernstein and T. Rowe Price furnish investment advisory services in connection with the management of Equity Income Fund, subject to the supervision and oversight of PI and ASISI as co-managers of the Fund. AllianceBernstein and T. Rowe Price have served as subadvisors to Equity Income Fund since May 2000 and October 2005, respectively.

The existing subadvisory agreements with AllianceBernstein and T. Rowe Price were each executed with effective dates of May 1, 2003. The existing subadvisory agreements with AllianceBernstein and T. Rowe Price were last submitted to shareholders for approval on May 1, 2003.

For the fiscal year ended October 31, 2005 the Fund paid PI and ASISI $2,137,122 for services rendered by PI and ASISI to Equity Income Fund pursuant to a management agreement between PI and ASISI and Strategic Partners Mutual Funds, Inc. The table below sets out the subadvisory fee rates applicable to AllianceBernstein and T. Rowe Price under the existing subadvisory agreements, as well as the amount of subadvisory fees paid by PI to AllianceBernstein and T. Rowe Price for the fiscal year ended October 31, 2005.

Subadvisor	Fee Rate	Subadvisory Fee Paid
AllianceBernstein	0.30% to $1 billion; 0.25% next $500 million; 0.20% over $1.5 billion	$ 529,070
T. Rowe Price Effective 10/22/05	0.40% to $250 million; 0.375% next $250 million; 0.35% over $500 million	$ 13,211

Proposed New Subadvisor

Jennison is an affiliate of PI and ASISI, and an indirect, wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2005, Jennison managed in excess of $72 billion in assets for institutional, mutual fund and certain other clients. Jennison has served as an investment adviser since 1969 and has advised investment companies since 1990. Jennison's address is 466 Lexington Avenue, New York, New York 10017. Prudential Financial, Inc. is located at 751 Broad Street, Newark, New Jersey 07102.

Set forth below are the names, titles and principal occupations of the directors and senior officers of Jennison. Unless otherwise indicated, the address of each individual is 466 Lexington Avenue, New York, New York 10017.

Name	Title	Principal Occupations
Dennis Kass	Chairman, Director and Chief Executive Officer	Director, Chairman and Chief Executive Officer, Jennison. Chairman and Member of the Board of Managers, Quantitative Management Associates LLC ("QMA"). Director and Vice President, Prudential Investment Management, Inc. ("PIM")

Spiros Segalas	Director, President and Chief Investment Officer	Director, President and Chief Investment Officer, Jennison.

Mehdi A. Mahmud	Vice Chairman, Director, Executive Vice President and Chief Operating Officer	Director, Vice Chairman, Executive Vice President and Chief Operating Officer, Jennison.

Timothy Knierim*	Director	Director, Jennison. Vice President, PIM. Member of the Board of Managers, QMA.

Bernard Winograd*	Director	Director, Jennison. Director, Chief Executive Officer and President, PIM. Manager and Vice President, Prudential Asset Management Holding Company LLC. Director and Chairman, PIM Warehouse Inc. Executive Vice President, Prudential Investment Management Services LLC. Director and President, PIM Investments, Inc. President, PIM Foreign Investments, Inc. Member of the Board of Managers, QMA.

Ronald Andrews*	Director	Director, Jennison. Senior Vice President, Prudential Investments LLC. Senior Vice President, American Skandia Advisory Services, Inc. Senior Vice President, American Skandia Investment Services Inc. Member of the Board of Managers, QMA.

Mirry M. Hwang	Secretary, Vice President and Corporate Counsel	Secretary, Vice President and Corporate Counsel, Jennison.

Joseph M. Carrabes**	Executive Vice President	Executive Vice President, Jennison.

Name	Title	Principal Occupations
Kenneth Moore	Treasurer, Executive Vice President and Chief Financial Officer	Treasurer, Executive Vice President and Chief Financial Officer, Jennison. Chief Financial Officer, Member of the Board of Managers and Vice President, QMA. Vice President, PIM. Director, Prudential Trust Company.

Stuart S. Parker	Executive Vice President	Executive Vice President, Jennison. Vice President, QMA.

Leslie S. Rolison	Senior Vice President	Senior Vice President, Jennison. Vice President, QMA.

*  Located at Gateway Center Three, 15th Floor, 100 Mulberry Street, Newark, New Jersey 07102

**   Located at 1000 Winter Street, Suite 4900, Waltham, Massachusetts 02451

The table below lists comparable equity mutual funds with income and capital appreciation as their investment objective that are advised by Jennison as of June 30, 2006, the size of each fund, and the rate of compensation received by Jennison for the investment advisory services it provides to each fund. While both Equity Income Fund and Jennison Utility Fund seek divided income, Jennison Utility Fund concentrates its holdings in the utility sector, while Equity Income Fund does not.

Fund Name	Fund Net Assets as of 6/30/06	Fee Paid to Jennison (% of average daily net assets)
Jennison Utility Fund, a series of Jennison Sector Funds, Inc.	$4,198,401,000	0.30% to $250 million;
0.238% over $250 million up to and
including $750 million;
0.203% over $750 million up to and
including $1.5 billion;
0.170% over $1.5 billion up to and
including $2 billion;
0.140% over $2 billion up to and
including $4 billion;
0.122% over $4 billion up to and
including $6 billion;
0.105% on assets over $6 billion

New Subadvisory Agreement

The proposed new subadvisory agreement with Jennison is substantially similar in all material respects to the existing subadvisory agreements with AllianceBernstein and T. Rowe Price, with two exceptions, as discussed below:

•  First, the subadvisory fees paid to each of AllianceBernstein and T. Rowe Price under the existing subadvisory agreements are lower than the subadvisory fee to be paid to Jennison under the proposed new subadvisory agreement. An increase in the subadvisory fee paid to Jennison by PI will not result in an increase in expenses borne by Fund shareholders, because PI pays the subadvisory fee out of the management fee that it receives from the Fund.

•  Second, it is expected that the proposed new subadvisory agreement will name PI as sole investment manager because shareholders are also being asked in a separate proposal (see Proposal No. 2) to approve an amendment to the Management Agreement to eliminate ASISI as a co-investment manager of the Fund. If shareholders approve the proposal to amend the Management Agreement, the proposed new subadvisory agreement with Jennison will be executed with PI.

If the proposed new subadvisory agreement with Jennison had been in effect during Equity Income Fund's last fiscal year, Jennison would have received $952,761 which would have been approximately 7.6% more than the aggregate subadvisory fee paid to AllianceBernstein and T. Rowe Price during the same time period.

The proposed subadvisory agreement, in brief, provides that:

•  as compensation for Jennison's services, PI will pay Jennison a fee equal, on an annualized basis, to the following: 0.43% up to $500 million in average daily net assets; 0.38% on average daily net assets over $500 million to $1 billion; and 0.34% on average daily net assets over $1 billion.

•  Jennison will provide day-to-day management of the Fund's investments and otherwise determine which investments the Fund will purchase, retain, and sell.

•  Jennison will select brokers to effect trades for the Fund and may pay a higher commission to a broker that provides bona fide research services (soft dollar arrangements). (Jennison may use these soft dollar arrangements in connection with providing subadvisory services to one or more of its clients other than the Fund. As a result, Jennison may benefit from these soft dollar arrangements to the extent it uses them to provide advisory services to its other clients. Conversely, the Fund may benefit to the extent that Jennison uses soft dollar arrangements that Jennison has established with brokers or dealers that effect securities transactions for Jennison's other clients.)

•  Jennison will maintain certain books and records on behalf of the Fund.

•  Pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission, PI may replace Jennison as subadvisor with a non-affiliated subadvisor or amend the subadvisory agreement without obtaining shareholder approval.

•  PI may appoint additional non-affiliated subadvisors to manage the Fund's assets and, consequently, may determine the allocation of the Fund's assets among these subadvisors.

Investment Objective Change, Investment Strategy Changes and Fund Name Change

If shareholders approve the proposed subadvisory agreement between PI and Jennison, PI has requested, and the Board has approved, a change in Equity Income Fund's current investment objective and changes to certain of Equity Income Fund's investment policies and investment strategies. Each of the proposed changes is explained below.

Currently, Equity Income Fund's investment objective is to seek long-term growth of capital and income while attempting to avoid excessive fluctuations in market value. The investment objective of the Fund will change to seek income and capital appreciation.

Currently, Equity Income Fund utilizes the Russell 1000 Value Index as the benchmark index for performance comparisons. The benchmark index utilized by the Fund will change to the Lipper Equity Income Index.

Currently, Equity Income Fund seeks to achieve its investment objective by investing primarily in the equity securities of U.S. companies that the subadvisor believes are undervalued. The Fund's investment policy will change to provide that, in pursuing its investment objective, the Fund will invest under normal circumstances at least 65% of its total assets in income-producing equity and equity-related securities.

Currently, Equity Income Fund follows a fundamental policy of not purchasing any security if, as a result, more than 25% of the value of the Fund's assets would be invested in the securities of issuers having their principal business activities in the same industry. This fundamental policy will not change, but for purposes of the fundamental policy, the Fund will adopt the Global Industry Classification Standards (GICS) published by Standard & Poor's in order to determine industry classifications and will utilize the GICS sub-industry classifications for purposes of monitoring compliance with the 25% limitation. The use of GICS is not a fundamental policy of the Fund and may be changed in the future without shareholder approval.

Currently, Equity Income Fund's prospectus provides that the Fund may invest in foreign securities, but that it will not do so unless such securities are listed on a national securities exchange. This policy will change to provide that the Fund may invest up to 50% of total assets in foreign securities including stocks and other equity-related securities, money market instruments and other investment-grade fixed income securities of foreign issuers. The prospectus will be further amended to provide that American Depositary Receipts (ADRs), American Depositary Shares (ADSs) and other similar receipts or shares traded in U.S. markets are not considered to be foreign securities.

Currently, the prospectus discloses that equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The prospectus will be amended to provide that equity and equity-related securities include common stock, nonconvertible preferred stocks and convertible securities, warrants and rights that can be exercised to obtain stock, investments in various types of business ventures including partnerships and joint ventures and business development companies, securities of real estate investment trusts (REITs) and income and royalty trusts, publicly-traded master limited partnerships, ADRs and other similar securities.

Currently, Equity Income Fund's prospectus does not discuss or disclose the ability of the Fund to invest in exchange-traded funds (ETFs). The prospectus will be amended to provide that the Fund may invest in ETFs and other investment companies subject to the limitations under the Investment Company Act of 1940.

Currently, Equity Income Fund's prospectus does not discuss or disclose the ability of the Fund to invest in real estate investment trusts (REITs). The prospectus will be amended to provide that the Fund may invest in REITs up to 35% of total assets.

Currently, the prospectus does not discuss or disclose the ability of the Fund to participate in the initial public offering (IPO) market. The prospectus will be amended to provide that the Fund may participate in the IPO market.

Currently, Equity Income Fund's prospectus discussion with respect to the ability of the Fund to invest in illiquid or restricted securities does not discuss or disclose the ability of the Fund to invest in private placement investments, 144A offerings and private investment in public equity (PIPE) offerings. The prospectus will be amended to explain that illiquid or restricted securities include securities sold in private placement transactions, private investment in public equity (PIPE) offerings, and securities sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.

Currently, Equity Income Fund distributes dividends on an annual basis. The dividend distribution schedule will change to provide for distribution of dividends to shareholders on a quarterly basis.

In order to reflect the appointment of Jennison as the Fund's subadvisor, if the proposal to retain Jennison as the Fund's new subadvisor is approved, the Fund intends to change its name to Jennison Equity Income Fund.

Matters Considered by the Board

The Board, including the Independent Directors, met on July 19, 2006 to consider a recommendation and proposal by PI to replace the Fund's existing subadvisor and to approve a new subdadvisory agreement with Jennison, an affiliate of PI. In advance of the meeting, the Directors received materials relating to the recommendation, and had the opportunity to ask questions and request additional information in connection with their consideration. The materials detailed, among other things, the performance history of the Fund, the Fund's subadvisory fee structure, information about Jennison and its professional staff, and information detailing Jennison's investment philosophy, experience and expertise.

At the July 19th meeting, representatives of PI explained and discussed with the Directors the specific reasons why PI recommended Jennison as the Fund's new subadvisor and responded to questions raised by the Directors.

In approving the new subadvisory agreement with Jennison, the Directors, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided by the existing subadvisors and the proposed new subadvisor. In their deliberations, the Directors did not identify any single factor that was dispositive and each Director attributed different weights to the various factors. In connection with their deliberations, the Board considered the information provided by PI in advance of the meeting as well as the information, presentations and discussions that occurred at the July 19th meeting.

The material factors and conclusions that formed the basis for the Directors' determination to approve the new subadvisory agreement are discussed separately below.

Reasons for Replacing the Existing Subadvisor

The Board considered an overall presentation by PI with respect to the future of the Strategic Partners fund family, which includes the Fund. The Board considered PI's conclusion that due to changes in the marketplace and competitive landscape, the Strategic Partners fund family was not viable, and PI's recommendation to terminate the Strategic Partners fund family by reorganizing many of the funds in the fund family into other funds in the JennisonDryden fund family (each of which is advised by proprietary subadvisors), and by incorporating most of the remaining funds into the JennisonDryden fund family by appointing subadvisors affiliated with PI. With respect to the Fund, the Board considered PI's conclusion that integration of the Fund into the JennisonDryden fund family by appointing an affiliated subdavisor was appropriate, in light of its positive performance history, the absence of a similar fund in the JennisonDryden fund family, and the availability of Jennison as an affiliated subadvisor with expertise and experience in managing funds with similar strategies.

The Board considered PI's analysis and discussion of other alternatives for the Fund, including, but not limited to liquidation, transfer of Fund management to the Fund's existing subadvisors, or a possible sale of the Fund and the other funds in the Strategic Partners fund family. The Board further considered PI's reasons for concluding that the other alternatives were not feasible or practical, and that incorporating the Fund into the JennisonDryden fund family was preferable to any of the other available alternatives.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by the existing subadvisors under the current subadvisory agreements and those that would be provided to the Fund by Jennison under the new subadvisory agreement. The Board considered PI's representation that the nature and extent of services under the existing and new agreements were generally similar in that the current subadvisor and Jennison are each required to provide day-to-day portfolio management services and comply with all Fund policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of Jennison's portfolio management team. The Board was also provided with information pertaining to Jennison's organizational structure, senior management, investment operations, and other relevant information pertaining to Jennison. The Board considered its previous knowledge and familiarity with Jennison and its portfolio managers as a result of the Board's oversight of other mutual funds in the JennisonDryden mutual fund family already subadvised by Jennison.

The Board also considered the experience and expertise of Jennison and its portfolio managers in the research and selection of securities with an emphasis on dividend yields and future dividend growth. The Board further considered Jennison's management and the performance of the Jennison Utility Fund, a fund in the JennisonDryden fund family overseen by the Board, and which followed investment strategies similar to those that Jennison would utilize in managing the Fund. The Board noted that the same portfolio managers responsible for managing the Jennison Utility Fund were expected to manage the Fund on behalf of Jennison. The Board was provided with, and considered, information explaining Jennison's expected investment approach, its investment philosophy, and biographical information with respect to Jennison's portfolio managers.

The Board noted that it received favorable compliance reports from the Fund's Chief Compliance Officer (CCO) as to Jennison, summarizing his level of comfort from a compliance perspective with respect to PI's recommendation to hire Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Fund by Jennison and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by Jennison would likely be high.

Performance of Equity Income Fund

Because Jennison would be a new subadvisor for the Fund, the Board did not have a performance record to evaluate Jennison's performance as subadvisor to the Fund. However, the Board considered and received information with respect to Jennison's investment capabilities in managing dividend-yielding equity securities in other retail and institutional portfolios.

Investment Subadvisory Fee Rates

The Board considered the proposed subadvisory fee rates payable by PI to Jennison under the proposed new subadvisory agreement, which called for Jennison to be paid 0.43% up to and including $500 million of average daily net assets; 0.38% on the next $500 million of average daily net assets; and 0.34% on average daily net assets over $1 billion.

The Board also considered the fee rate payable to Jennison by other funds with investment objectives similar to that of the Fund.

The Board noted that the subadvisory fees payable to Jennison would not impact Fund shareholders directly because those fees are payable by PI and there would be no change to the investment advisory fee rate payable by the Fund to PI. As a result of the above considerations, the Board concluded that the proposed subadvisory fee rate under the new subadvisory agreement was reasonable.

Subadvisor's Profitability

Because Jennison has not previously served as a subadvisor to the Fund, there was no profitability data for the Board to consider.

Economies of Scale

The Board considered information about the potential of PI and Jennison to experience economies of scale as the Fund grows in size. The Board noted that the proposed subadvisory fee rate and the advisory fee rate both contained breakpoints, which would enable shareholders to share in economies of scale that may exist as Fund assets grow.

Other Benefits to the Subadvisors or their affiliates from serving as Subadvisor

The Board considered potential "fall-out" or ancillary benefits anticipated to be received by Jennison and its affiliates as a result of their relationship with Equity Income Fund. The Board concluded that such potential benefits to be derived by Jennison might include access to additional research resources and reputational benefits, which were consistent with those generally derived by subadvisors to mutual funds.

Interest of Fund Directors and Officers in the Proposal

None of the current Directors or Officers of Strategic Partners Mutual Funds, Inc. currently holds an office with, or is employed by, Jennison. Interested Directors are affiliated with PI.

Amounts Paid to Affiliates

The Distributor

American Skandia Marketing (ASM), located at One Corporate Drive, Shelton, Connecticut 06484, and Prudential Investment Management Services LLC (collectively, PIMS or the Distributor), located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, act as the distributors of the shares of the Fund. PIMS and ASM are both wholly-owned indirect subsidiaries of Prudential Financial, Inc. Pursuant to distribution and service plans adopted under Rule 12b-1 under the 1940 Act, the Fund bears the expense of distribution and service (12b-1) fees paid to PIMS with respect to the Fund's Class A, Class B, Class C, Class L, Class M and Class X shares. For the Fund's fiscal year ended October 31, 2005, PIMS received the following distribution and service fees: Class A: $29,706; Class B: $18,794; Class C: $404,192; Class L: $183,557; Class M: $1,035,037; Class X: $271,760.

PIMS also receives front-end sales charges resulting from the sales of Class A shares. From these fees, PIMS pays sales charges to affiliated broker-dealers, who in turn pay commissions to salespersons and incur other distribution costs. PIMS has advised the Fund that it received $49,900 in front-end sales charges during the Fund's fiscal year ended October 31, 2005.

PIMS also received the following contingent deferred sales charges (CDSCs) imposed on certain redemptions by Class B and Class C shareholders of the Fund during the Fund's fiscal year ended October 31, 2005: Class A: $400; Class B: $9,800; Class C: $1,600; Class L: $526,200; Class X: $85,750.

The Transfer Agent

Equity Income Fund's transfer agent, Prudential Mutual Fund Services LLC (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, is a wholly-owned subsidiary of PIFM Holdco, Inc. PMFS received approximately $468,000 from Equity Income Fund for its services during the fiscal year ended October 31, 2005.

Commissions Paid to Affiliated Broker-Dealers

For the fiscal year ended October 31, 2005, Equity Income Fund paid $25,707 in brokerage commissions to the following brokers affiliated with PI or ASISI or the subadvisers:

•  First Union Capital Markets Corp.

•  Sanford Bernstein & Co. LLC

•  Wachovia Securities

The total brokerage commissions paid by the Fund to all brokers for the fiscal year ended October 31, 2005 was $324,348. The percentage of total brokerage commissions paid to affiliated brokers for the fiscal year ended October 31, 2005 was 7.9% and the percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers was 7.4%.

Continuation of Services

The services provided by the Distributor, Transfer Agent and affiliated brokers to the Fund are expected to continue whether or not shareholders approve Proposal No. 2.

Implementation

If approved by shareholders, Jennison will assume day-to-day responsibility for managing the Fund as soon as practicable following shareholder approval.

Required Vote

Approval of the Proposal requires approval by a majority of the outstanding voting securities of Equity Income Fund, as defined in the 1940 Act. For purposes of the 1940 Act, a majority of the Fund's outstanding voting securities is the lesser of (i) 67% of the Fund's outstanding voting securities represented at a meeting at which more than 50% of the Fund's outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting securities.

The Board of Strategic Partners Mutual Funds, Inc., including the Independent Directors, recommends that you vote "FOR" the proposal.

PROPOSAL NO. 2

TO APPROVE AN AMENDMENT TO THE MANAGEMENT AGREEMENT BETWEEN PRUDENTIAL INVESTMENTS LLC AND AMERICAN SKANDIA INVESTMENT SERVICES, INC. AND STRATEGIC PARTNERS MUTUAL FUNDS, INC.

The Board of Directors of Strategic Partners Mutual Funds, Inc., including the Independent Directors, has approved, and recommends that shareholders approve, an amendment to the management agreement (Management Agreement) between Strategic Partners Mutual Funds, Inc. (the Company) and Prudential Investments LLC (PI) and American Skandia Investment Services, Inc. (ASISI). The fees and expenses incurred by shareholders will not change as a result of this Proposal.

PI and ASISI currently serve as co-investment managers of the Company and its series pursuant to a Management Agreement dated May 1, 2003. Under the Management Agreement, PI and ASISI are responsible for the provision of investment advisory and administrative services. The Management Agreement provides that the management fees payable under the Management Agreement are to be paid to ASISI, and that in the event of any future dissolution, liquidation or merger of ASISI into PI, PI shall be entitled to receive the management fees formerly paid to ASISI. Shareholders are being asked to approve the elimination of ASISI as a co-investment manager under the Management Agreement. If approved, the Management Agreement will be amended to eliminate ASISI as a co-investment manager, leaving PI as the manager.

The current Management Agreement is dated as of May 1, 2003, and was last submitted to shareholders for approval on May 1, 2003. For the fiscal year ended October 31, 2005, the Company paid ASISI management fees under the Management Agreement of $2,137,122. The current Management Agreement was most recently renewed by the Board of Directors of the Company, including the Independent Directors, at meetings held on June 7-8, 2006.

Information About PI

PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. Prudential Financial, Inc. is located at 751 Broad Street, Newark, New Jersey 07102.

Set forth below are the names, titles and principal occupations of the directors and senior officers of PI. Unless otherwise indicated, the address of each individual is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

Name	Position with PI	Principal Occupations
Deborah A. Docs	Vice President and Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Robert F. Gunia	Executive Vice President and Chief Administrative Officer	Executive Vice President and Chief Administrative Officer of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc, American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities Incorporated (Prudential Securities); Vice President and Director (since May 1989) and Treasurer (since 1999) of the Asia Pacific Fund, Inc.

David R. Odenath, Jr.	Executive Vice President	President of Prudential Annuities (since August 2002); Executive Vice President (since May 2003) of American Skandia Investment Services, Inc; Chief Executive Officer and Director (since May 2003) of American Skandia Life Assurance Corporation, American Skandia Information Services and Technology Corporation and Skandia U.S. Inc.; President, Chief Executive Officer and Director (since May 2003) of American Skandia Marketing, Inc.; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (1999-2003) of PI; Senior Vice President (since June 1999) of Prudential; formerly Senior Vice President (August 1993-May 1999) of PaineWebber Group, Inc.

Kevin B. Osborn	Executive Vice President	Executive Vice President, PI; Executive Vice President and Director of American Skandia Investment Services, Inc. and Executive Vice President and Director of American Skandia Advisory Services, Inc.

Name	Position with PI	Principal Occupations
Stephen Pelletier	Executive Vice President	Vice President, International Investments, of Prudential; Executive Vice President, PI.

Kathryn Quirk	Executive Vice President and Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Judy A. Rice	Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer	Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer, PI; Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of American Skandia Investment Services, Inc.; Officer-in-Charge, Director, President and Chief Executive Officer of American Skandia Fund Services, Inc.; Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of American Skandia Advisory Services, Inc.

Jonathan Shain	Vice President and Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.

Lee D. Augsburger	Chief Compliance Officer	Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Matters Considered by the Board

The Board, including the Independent Directors, met on July 19, 2006 to consider a recommendation and proposal by PI and ASISI to amend the management agreement (Management Agreement) between each of PI and ASISI and Strategic Partners Mutual Funds, Inc. by removing ASISI as a co-investment manager. In advance of the meeting, the Directors received materials relating to the recommendation, and had the opportunity to ask questions and request further information in connection with their consideration.

At the July 19th meeting, representatives of PI explained and discussed with the Directors the proposal to amend the Management Agreement by removing ASISI from the Management Agreement.

In approving the amendment to the Management Agreement, the Directors, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided by the existing subadvisors and the proposed new subadvisor. In their deliberations, the Directors did not identify any single factor that was dispositive and each Director attributed different weights to the various factors. In connection with their deliberations, the Board considered the information provided by PI in advance of the meeting as well as the information, presentations and discussions that occurred at the July 19th meeting.

The material factors and conclusions that formed the basis for the Directors' determination to approve the amended Management Agreement are discussed separately below.

Reasons for Amending the Management Agreement

The Board considered that all of the other retail mutual funds that comprise the JennisonDryden fund family were already managed by PI pursuant to management agreements which name PI as the manager. The Board further considered that amending the Management Agreement to eliminate ASISI as a co-manager was consistent with, and would serve to facilitate the proposal to approve a new affiliated subadvisor for Equity Income Fund and integrate the Fund into the JennisonDryden fund family. The Board further considered that, if approved by shareholders, the elimination of ASISI would have the effect of conforming the management structure of Equity Income Fund to the management structure already in place for the other JennisonDryden mutual funds, all of which are currently solely managed by PI.

Nature, Quality and Extent of Services

The Board noted that the elimination of ASISI as co-investment manager would not result in any change in the quality or nature of the investment advisory and administrative services provided under the Management Agreement. The Board also noted that the change would not result in any dimunition of services. The Board considered that all of the same individuals who presently provide services under the Management Agreement would continue to do so. The investment management fees payable under the Management Agreement will not change and will be identical to those payable to ASISI.

Performance of the Funds

The Board did not consider the performance of the Fund as a factor in its determinations, because it was not relevant to the consideration of the proposed amendment to the Management Agreement since all of the same individuals who presently provide services under the Management Agreement would continue to do so. The Board noted that it had evaluated the performance of the Fund in connection with its consideration of the renewal of the Management Agreement at its June 2006 meetings.

Investment Advisory Fee Rates

The Board considered that the investment management fees payable under the Management Agreement would not change, and would be identical to those payable to ASISI. The Board noted that it had evaluated the fee rates at its June 2006 meeting, and had determined the rates to be reasonable.

Advisor's Profitability

The Board did not consider the profitability of either PI or ASISI as a factor in its determinations, because it was not relevant to the consideration of the proposed amendment to the Management Agreement. The Board noted that it had considered the profitability of PI and ASISI in considering the annual renewal of the Management Agreement at its June 2006 meetings, and that it had determined such profitability to be reasonable.

Economies of Scale

The Board did not consider economies of scale as a factor in its determinations, because it was not relevant to the consideration of the proposed amendment to the Management Agreement. The Board noted that it had considered economies of scale in considering the annual renewal of the Management Agreement at its June 2006 meetings.

Other Benefits to the Advisor or its affiliates from serving as Advisor

The Board did not consider potential "fall out" or ancillary benefits as a factor in its determinations, because it was not relevant to the consideration of the proposed amendment to the Management Agreement. The Board noted that it had considered "fall out" or ancillary benefits in considering the annual renewal of the Management Agreement at its June 2006 meetings, and that it had determined such benefits to be reasonable.

Implementation

If approved by shareholders, the Management Agreement will be amended to eliminate ASISI as a co-manager as soon as practicable following shareholder approval.

Required Vote

Approval of the Proposal requires approval by a majority of the outstanding voting securities of each Fund, as defined in the 1940 Act. For purposes of the 1940 Act, a majority of the Fund's outstanding voting securities is the lesser of (i) 67% of the Fund's outstanding voting securities represented at a meeting at which more than 50% of the Fund's outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting securities.

The Board of Strategic Partners Mutual Funds, Inc., including the Independent Directors, recommends that you vote "FOR" the proposal.

ADDITIONAL INFORMATION

The costs associated with soliciting proxies, which will be borne by PI and/or its affiliates, are estimated to be $670,000. Shareholders of the Funds will not bear the expenses associated with the proxy.

Available Information

Strategic Partners Mutual Funds, Inc. is subject to the 1940 Act and in accordance with this law, files reports, proxy material and other information with the Securities and Exchange Commission (the Commission). Such reports, proxy and information statements, proxy material and other information can be inspected and copied at the Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise Strategic Partners Mutual Funds, Inc., care of Prudential Investment Management Services LLC, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

SHAREHOLDER PROPOSALS

Any shareholder who wishes to submit a proposal to be considered at the Fund's next meeting of shareholders should send the proposal to Strategic Partners Mutual Funds, Inc. at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102, so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting. Proposals submitted at the meeting will not be considered.

Strategic Partners Mutual Funds, Inc. will not be required to hold annual meetings of shareholders if the election of members of the Board of Directors is not required under the 1940 Act. It is the present intention of the Board not to hold annual meetings of shareholders unless such shareholder action is required.

Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

OTHER BUSINESS

Management knows of no business to be presented at the Meetings other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote according to their best judgment in the interest of the Funds.

  Deborah A. Docs
  Secretary

September 8, 2006

It is important that you execute and return ALL of your proxies promptly.

INDEX TO EXHIBITS TO PROXY STATEMENT

Exhibit
A	Five Percent Shareholder Report

B	Form of Subadvisory Agreement with Jennison Associates LLC

Exhibit A

FIVE PERCENT SHAREHOLDER REPORT

As of September 1, 2006, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of Equity Income Fund are listed below.

Name	Address	Class	No of Shares / % of Class

A-1

Exhibit B

STRATEGIC PARTNERS MUTUAL FUNDS, INC.

JENNISON EQUITY INCOME FUND

SUBADVISORY AGREEMENT

Agreement made as of this _____ day of _______, 2006 between Prudential Investments LLC (PI or the Manager), a New York limited liability company, and Jennison Associates LLC, a __________ limited liability company (Jennison or the Subadvisor),

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) with Strategic Partners Mutual Funds, Inc., a Maryland corporation (the Company) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI acts as Manager of the Company; and

WHEREAS, the Manager desires to retain the Subadvisor to provide investment advisory services to the Jennison Equity Income Fund (referred to hereafter as the Fund), which is a series of the Company, and to manage such portion of the Fund's portfolio as the Manager shall from time to time direct, and the Subadvisor is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.  (a) Subject to the supervision of the Manager and the board of Directors of the Company (the Board), the Subadvisor shall manage such portion of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)  The Subadvisor shall provide supervision of such portion of the Fund's portfolio as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained or sold by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii)  In the performance of its duties and obligations under this Agreement, the Subadvisor shall act in conformity with the copies of the Articles of Incorporation, By-Laws and Prospectus of the Company and any procedures adopted by the Board applicable to the Fund and any amendments to those procedures (Board Procedures) provided to it by the Manager (the Company Documents), and with the instructions and directions of the Manager and of the Board, and co-operate with the Manager's (or its designee's) personnel responsible for monitoring the Fund's compliance. The Subadvisor shall also comply at all times with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law. The Manager shall provide Subadvisor timely with copies of any updated Company or Fund Documents.

(iii)  The Subadvisor shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund's portfolio, as applicable, and shall place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to any broker-dealer affiliated with the Manager or the Subadvisor) to carry out the policy with respect to brokerage as set forth in the Company's Prospectus or as the Board may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadvisor shall give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadvisor may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadvisor's other clients may be a party. The

Manager (or Subadvisor) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadvisor(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadvisor) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadvisor deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadvisor, the Subadvisor, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadvisor in the manner the Subadvisor considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(iv)  The Subadvisor shall maintain all books and records with respect to the Fund's portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Subadvisor shall furnish to the Manager or the Board all information relating to the Subadvisor's services under this Agreement reasonably requested by the Manager and the Board within a reasonable period of time after the Manager or the Board makes such request. The Subadvisor shall make reasonably available its employees and officers for consultation with any of the trustees or officers or employees of the Company with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

(v)  The Subadvisor or its affiliate shall provide the Fund's custodian on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages. The Subadvisor shall furnish the Manager routinely with daily information concerning portfolio transactions and other reports as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Fund, in such form and frequency as may be mutually agreed upon from time to time. The Subadvisor agrees to review the Fund and discuss the management of the Fund with the Manager and the Board as either or both shall from time to time reasonably request.

(vi)  The investment management services provided by the Subadvisor hereunder are not to be deemed exclusive, and the Subadvisor shall be free to render similar services to others. Conversely, the Subadvisor and Manager understand and agree that if the Manager manages the Company in a "manager-of-managers" style, the Manager shall, among other things, (i) continually evaluate the performance of the Subadvisor through quantitative and qualitative analysis and consultations with the Subadvisor, (ii) periodically make recommendations to the Board as to whether the contract with one or more Subadvisors should be renewed, modified, or terminated, and (iii) periodically report to the Board regarding the results of its evaluation and monitoring functions. The Subadvisor recognizes that its services may be terminated or modified pursuant to this process.

(vii)  The Subadvisor acknowledges that the Manager and the Company intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadvisor hereby agrees that it shall not consult with any other Subadvisor to the Company with respect to transactions in securities for the Fund's portfolio or any other transactions of Fund assets.

(b)  The Subadvisor shall authorize and permit any of its directors, officers and employees who may be elected as directors or officers of the Company to serve in the capacities in which they are elected. Services to be furnished by the Subadvisor under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)  The Subadvisor shall keep the Fund's books and records required to be maintained by the Subadvisor pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadvisor agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadvisor shall surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadvisor may retain a copy of such records. The Fund's books and records maintained by the Subadvisor shall be made available, within a reasonable period of time following submission of a written request, to the Fund's accountants or auditors during regular business hours at the Subadvisor's offices. The Fund, the Manager or their respective authorized representatives shall have the right to copy any records in the Subadvisor's possession that pertain to the Fund. These books, records, information, or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Fund's books and records maintained by the Subadvisor shall be returned to the Fund or the Manager. The Subadvisor agrees that the policies and procedures it has established for managing the Fund's portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management and operation of the Fund, shall be made available for inspection by the Fund, the Manager or their respective authorized representatives upon reasonable written request within not more than two (2) business days.

(d)  The Subadvisor shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadvisor shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadvisor represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadvisor represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadvisor and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Manager and the Fund upon reasonable request. The Subadvisor shall assure that its employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction.

(e)  The Subadvisor shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(f)  The Subadvisor shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund's portfolio, subject to such reporting and other requirements as shall be established by the Manager.

(g)  Upon reasonable request from the Manager, the Subadvisor (through a qualified person) shall assist the valuation committee of the Company or the Manager in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadvisor has knowledge related to the securities being valued.

(h)  The Subadvisor shall provide the Manager with any information reasonably requested regarding its management of the Fund's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Company with the Commission. The Subadvisor shall provide the Manager with any reasonable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Company's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadvisor shall promptly inform the Fund and the Manager if the Subadvisor becomes aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(i)  The Subadvisor shall comply with Board Procedures provided to the Subadvisor by the Manager or the Fund. The Subadvisor shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(j)  The Subadvisor shall keep the Fund and the Manager informed of developments relating to its duties as Subadvisor of which the Subadvisor has, or should have, knowledge that would materially affect the Fund. In this regard, the Subadvisor shall provide the Company, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadvisor has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadvisor shall provide the Manager and the Board with reports regarding the Subadvisor's management of the Fund's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadvisor and the Manager. The Subadvisor shall certify quarterly to the Fund and the Manager that it and its "Advisory Persons" (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadvisor has done to seek to ensure such compliance in the future. Annually, the Subadvisor shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadvisor's Code of Ethics and compliance program, respectively, to the Fund and the Manager. Upon written request of the Fund or the Manager with respect to violations of the Code of Ethics directly affecting the Fund, the Subadvisor shall permit representatives of the Fund or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

2.  The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadvisor's performance of its duties under this Agreement. The Manager shall provide (or cause the Fund's custodian to provide) timely information to the Subadvisor regarding such matters as the composition of assets in the portion of the Fund managed by the Subadvisor, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadvisor to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadvisor).

3.  For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadvisor as full compensation therefor, a fee equal to the percentage of the Fund's average daily net assets of the portion of the Fund managed by the Subadvisor as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadvisor under this Agreement is contingent upon the Manager's receipt of payment from the Fund for management services described under the Management Agreement between the Company and the Manager. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadvisor, shall not cause a reduction in the amount of the payment to the Subadvisor by the Manager.

4.  The Subadvisor shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance or bad faith on the Subadvisor's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadvisor under federal or state securities laws. The Manager shall indemnify the Subadvisor, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadvisor shall indemnify the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadvisor's willful misfeasance, bad faith, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5.  This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadvisor at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisor agrees that it shall promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadvisor; provided that the Subadvisor need not provide notice of such an anticipated event before the anticipated event is a matter of public record. Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically and without notice (other than notice to stop trading in the Fund's portfolio) to the Subadvisor upon the execution of a new Agreement with a successor Subadvisor.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Company at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadvisor at 466 Lexington Avenue, New York, NY 10017, Attention: Chief Executive Officer.

6.  Nothing in this Agreement shall limit or restrict the right of any of the Subadvisor's directors, officers or employees who may also be a Trustee, officer or employee of the Company or the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadvisor's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7.  During the term of this Agreement, the Manager agrees to furnish the Subadvisor at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadvisor in any way, prior to use thereof and not to use material if the Subadvisor reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadvisor hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

8.  The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

9.  This Agreement may be amended by mutual consent, but the consent of the Company must be obtained in conformity with the requirements of the 1940 Act.

10.  This Agreement shall be governed by the laws of the State of New York.

11.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By: Name: Title:

JENNISON ASSOCIATES LLC

By: Name: Title:

SCHEDULE A

JENNISON EQUITY INCOME FUND

As compensation for services provided by Jennison Associates LLC (Jennison), Prudential Investments LLC will pay Jennison a fee equal, on an annualized basis, to the following:

Fund Name	Fee
Jennison Equity Income Fund	0.43% up to and including $500 million of average daily net assets managed by Jennison;
0.38% on the next $500 million of average daily net assets managed by Jennison;
0.34% over $1 billion of average daily net assets managed by Jennison.

Dated as of ______, 2006.

Prudential Investments
Gateway Center Three	To vote by Telephone
100 Mulberry Street
Newark, NJ 07102-4077	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Call 1-800-690-6903 if fund shares held in your own name. Call 1-800-454-8683 if the fund shares are held on your behalf in a brokerage account.
	3)	Follow the instructions.

To vote by Internet

	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Go to Website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Mail

	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	JDRYN3	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Fund

The Board Of Directors Recommends A Vote For The Proposals.

1.	To approve a new subadvisory agreement between Prudential Investments LLC and	For	Against	Abstain
	Jennison Associates LLC	☐	☐	☐

2.	To approve an amendment to the Management Agreement	☐	☐	☐

Please be sure to sign and date this Proxy.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Strategic Partners Mutual Funds, Inc.
Strategic Partners Equity Income Fund

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

PROXY

Special Meeting of Shareholders (Meeting) –
October 30, 2006, 10:00 a.m. Eastern Time

This proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints Jonathan D. Shain, Deborah A. Docs, Kathryn L. Quirk, and Claudia DiGiacomo as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote as designated on the reverse side, all the shares of Strategic Partners Equity Income Fund held of record by the undersigned on September 1, 2006 at the Meeting to be held on October 30, 2006 or any adjournment thereof.

The shares represented by this proxy, when this proxy is properly executed, will be voted in the manner directed herein by the undersigned shareholder. The proxy will be voted for Proposal No. 1, and Proposal No. 2. if you do not specify otherwise. Please refer to the proxy statement dated September 8, 2006 for discussion of each Proposal.

If voting by mail, please mark, sign and date this proxy card where indicated and return it promptly using the enclosed envelope which requires no postage if mailed in the united states.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.